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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 6, 2004

                          MEMORY PHARMACEUTICALS CORP.
             (Exact name of registrant as specified in its charter)

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
             DELAWARE                           000-50642                          04-3363475
   (State or other jurisdiction                (Commission                        (IRS Employer
         of incorporation)                     File Number)                    Identification No.)

                 100 PHILIPS PARKWAY                                         07645
                MONTVALE, NEW JERSEY
      (Address of principal executive offices)                            (Zip Code)
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        Registrant's telephone number, including area code (201) 802-7100


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

      On August 10, 2004, Memory Pharmaceuticals Corp. (the "Company") issued a press release announcing the extension of its research collaboration with Roche for the clinical development of the Company's PDE4 inhibitors, under the existing Collaboration and License Agreement between the parties. Under the extended agreement, Roche is committed to a minimum of 18 months' funding of Memory's research efforts in the amount of $5,250,000, commencing as of September 9, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      99.1  Press Release dated August 10, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 10, 2004, the Company issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.2, and incorporated by reference into this Item 12.

      The information in this Item 12 of Form 8-K (including Exhibit 99.2) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MEMORY PHARMACEUTICALS CORP.
                                      (Registrant)

        August 10, 2004               By: /s/ Dennis M. Keane
        ---------------                  ------------------------------
             Date                        Dennis M. Keane
                                         Chief Financial Officer




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                                  EXHIBIT INDEX

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    Exhibit Number        Description
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
         99.1             Press Release dated August 10, 2004

         99.2             Press Release dated August 10, 2004
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